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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    September 22, 2004
                                                 -------------------------------




                               GSL HOLDINGS, INC.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





   British Virgin Islands                0-25167                  35-2177956
---------------------------         -----------------        -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)





       333 South Alameda Street, Suite 324, Los Angeles, California 90013
       ------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:    (213) 625-2588
                                                   -----------------------------



        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.01  Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

         On September 22, 2004, Deloitte Touche Tohmatsu resigned as auditors to GSL Holdings, Inc. ("Company"). On September 23, 2004 ,the Audit Committee of the Board of Directors of the Company approved the selection of Kenny H. Lee CPA Group, Inc. as new auditors of the Company.

         Deloitte Touche Tohmatsu was appointed as the Company's independent public accountants on June 17, 2004 and never issued a report on the financial statements of the Company. Prior to resigning, Deloitte Touche Tohmatsu advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist and that information had come to the attention of Deloitte Touche Tohmatsu that, if investigated further, might materially impact the fairness or reliability of the report on the Company's consolidated financial statements for the fiscal year ended December 31, 2003 issued by the predecessor to Deloitte Touche Tohmatsu, Kenny H. Lee CPA Group, Inc.

         The subject matter of the advice from Deloitte Touche Tohmatsu were related to certain account balances, including deferred tax assets and capitalized prepaid expenses carried on the balance sheet. The capitalized prepaid expenses represent the amount prepaid by the Company to develop the Company's trade centers in the People's Republic of China.

         Other than as described in the foregoing paragraph, during the period June 17, 2004 through September 22, 2004, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B, and there were no disagreements between the Company and Deloitte Touche Tohmatsu on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte Touche Tohmatsu's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with a report issued on the Company's financial statements. The Company provided Deloitte Touche Tohmatsu with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Deloitte Touche Tohmatsu's letter, dated September 22, 2004, stating its agreement with such statements.

         In addition, during the Company's two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim periods, the Company did not consult with Kenny H. Lee CPA Group, Inc. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) or (ii) of Regulation S-B.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GSL HOLDINGS, INC.
                                       (Registrant)


Date:  September 27, 2004              By:  /s/  Luis Chang
                                            ------------------------------------
                                                 Luis Chang,
                                                 President and Chief Executive
                                                  Officer



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                                INDEX TO EXHIBITS
                                -----------------


         Exhibit No.          Description
         -----------          -----------

         16                   Letter from Deloitte Touche Tohmatsu dated
                              September 27, 2004.





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